Exhibit 10.1

EXECUTION VERSION

AMENDMENT
NO. 4 TO CREDIT AGREEMENT

This AMENDMENT NO. 4 TO CREDIT AGREEMENT, dated as of June 14, 2024 (this “Amendment”), is made by and among RED FIBER PARENT LLC, a Delaware limited liability company (“Holdings”), Cincinnati Bell Inc., an Ohio corporation (the “Borrower”), each of the Guarantors party hereto and the Term B-3 Lender, and is acknowledged by GOLDMAN SACHS BANK USA, as administrative agent (in such capacity and including any permitted successor or assign, the “Administrative Agent”) for the Lenders (as defined the Existing Credit Agreement). Capitalized terms used but not defined herein have the meaning assigned thereto in the Credit Agreement (as defined below).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower, Holdings, certain lenders from time to time parties thereto (collectively, the “Lenders”), the Administrative Agent and the other parties thereto have entered into that certain Credit Agreement, dated as of September 7, 2021, as amended as of November 23, 2021, as amended as of May 3, 2023 and as amended as of May 30, 2024 (and as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time prior to the date hereof, the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”); capitalized terms used herein but not defined shall be used herein as defined in the Credit Agreement;

WHEREAS, Holdings and the Borrower have requested, and the Term B-3 Lender has agreed, to amend the Existing Credit Agreement to modify the Applicable Rate applicable to the Term B-3 Loans;

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.          Amendments to Existing Credit Agreement.  The Existing Credit Agreement is, effective as of the Amendment No. 4 Effective Date (as defined below) and subject to the satisfaction (or waiver in accordance with Section 10.01 of the Existing Credit Agreement) in writing of the conditions precedent set forth in Section 4, hereby amended as follows:

(a)          Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definition in proper alphabetical order:

“Amendment No 4. Effective Date” means June 14, 2024.

(b)          Clause (c) of the definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“(c) with respect to Term B-3 Loans, (i) prior to the Amendment No. 4 Effective Date, (A) 3.00% in the case of Base Rate Loans and (B) 4.00% in the case of SOFR Loans and (ii) on and after the Amendment No. 4 Effective Date, (A) 2.50% in the case of Base Rate Loans and (B) 3.50% in the case of SOFR Loans;”

SECTION 2.          [Reserved].

SECTION 3.          [Reserved].

SECTION 4.          Conditions to Amendment No. 4 Effective Date. This Amendment shall become effective on the date (such date, the “Amendment No. 4 Effective Date”) on which, in each case, each of the conditions set forth in this Section 4 shall have been satisfied (or waived in accordance with Section 10.01 of the Existing Credit Agreement):

(a)          Execution of Counterparts.  Each of (A) the Borrower, (B) the Guarantors and (C) the Term B-3 Lender shall have duly executed and delivered a counterpart of this Amendment.

(b)          Representations.  The representations and warranties of the Borrower contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 4 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date.

(c)          Payment of Transaction Expenses.  All fees, costs and expenses required to be paid on the Amendment No. 4 Effective Date under that certain Fee Letter, dated as of June 14, 2024, by and between the Term B-3 Lender and the Borrower shall have been paid to the extent due and, with respect to expenses (including reimbursable fees and expenses of counsel), to the extent a reasonably detailed invoice therefor has been delivered to the Borrower at least three (3) Business Days prior to the Amendment No. 4 Effective Date.

(d)          No Events of Default.  Immediately after the occurrence of the Amendment No. 4 Effective Date, no Event of Default exists and is continuing.

(e)          KYC information.  The Term B-3 Lender shall have received, at least three (3) days prior to the Amendment No. 4 Effective Date, all documentation and information as is reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 4 Effective Date about the Borrower and the Guarantors required by U.S. regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act and the Beneficial Ownership Regulation.

For purposes of determining compliance with the conditions specified in this Section 4, the Term B-3 Lender shall be deemed to have consented to, approved or accepted or to be satisfied with or waived (as applicable), each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender unless the Borrower and the Administrative Agent shall have received notice from such Lender prior to the Amendment No. 4 Effective Date specifying its objection thereto.

SECTION 5.          Representations and Warranties; Confirmation of Guarantees and Collateral.

(a)          By its execution below, the Borrower (on behalf of itself and each other Loan Party) hereby represents and warrants, on and as of the Amendment No. 4 Effective Date, that (A) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, to the extent qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment No. 4 Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; and (B) immediately after the occurrence of the Amendment No. 4 Effective Date, no Event of Default exists and is continuing.

2

(b)          By signing this Amendment, each Loan Party hereby confirms that (i) the obligations of the Loan Parties under the Existing Credit Agreement as modified hereby and the other Loan Documents (x) are entitled to the benefits of the guarantees and the security interests set forth or created in the Existing Credit Agreement, the Security Agreement, the Holdings Pledge Agreement, the Guaranty and the other Loan Documents and (y) constitute Obligations and (ii) notwithstanding the effectiveness of the terms hereof, the Guaranty, the Security Agreement, the Holdings Pledge Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.  Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Collateral Agent by such Person pursuant to each Security Document to which it is a party remain in full force and effect as and to the extent such Liens were in effect immediately prior to the effectiveness of this Amendment and are not released or reduced, and continue to secure full payment and performance of the Obligations as modified hereby.

SECTION 6.          Reference to and Effect on the Loan Documents.

(a)          On and after the Amendment No. 4 Effective Date, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other transaction documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement.  In addition, on and after the Amendment No. 4 Effective Date, this Amendment shall be a Loan Document under the Credit Agreement.

(b)          The Existing Credit Agreement, the Collateral Documents, the Guaranties and each other Loan Document, as amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed, and the respective guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Collateral Documents and Guaranties, notwithstanding the consummation of the transactions contemplated hereby, shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties under the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment.

(c)          The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Arranger under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 7.          Execution in Counterparts; Electronic Signature.  This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging (including in .pdf, .tif, .jpeg or other electronic format) means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent (which approval may be subject to reasonable conditions and procedures reasonably specified by the Administrative Agent for its acceptance of electronic signatures using such platform), or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Laws, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

3

SECTION 8.          Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this were a part of the Credit Agreement.  The jurisdiction, consent to service of process, and waiver of right to trial by jury provisions in Sections 10.15 and 10.16 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 9.          No Novation.  This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or discharge or release the Lien or priority of any Collateral Document or any other security therefor.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.  Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a Borrower, Guarantor, pledgor or Subsidiary Guarantor under any of the Loan Documents.

SECTION 10.          Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented (in reasonable detail) out-of-pocket expenses incurred in connection with this Agreement, in accordance with the provisions of Section 10.04 of the Credit Agreement (and without duplication of such provision or any provision of this Agreement).

SECTION 11.          [Reserved].

SECTION 12.          Miscellaneous.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Credit Agreement and the other Loan Documents and their respective successors and permitted assigns.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of Page Intentionally Left Blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 4 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

RED FIBER PARENT LLC, as Holdings

By:	/s/ Joshua T. Duckworth
	Name:	Joshua T. Duckworth
	Title:	Chief Financial Officer

By:	/s/ Angela J. Huber
	Name:	Angela J. Huber
	Title:	Vice President and Treasurer

CINCINNATI BELL INC., as the Borrower

By:	/s/ Angela J. Huber
	Name:	Angela J. Huber
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 4]

CBTS LLC
CBTS TECHNOLOGY SOLUTIONS LLC
CBTS VIRGINIA LLC
CINCINNATI BELL EXTENDED TERRITORIES LLC
CINCINNATI BELL TELEPHONE COMPANY LLC
CINCINNATI BELL WIRELESS, LLC
HAWAIIAN TELCOM HOLDCO, INC.
HAWAIIAN TELCOM COMMUNICATIONS, INC.
HAWAIIAN TELCOM, INC.
HAWAIIAN TELCOM SERVICES COMPANY, INC.
WAVECOM SOLUTIONS CORPORATION
SYSTEMMETRICS CORPORATION
AGILE IWG HOLDINGS, LLC
AGILE NETWORK BUILDERS, LLC
AGILE TOWERS, LLC
AGILE CONNECT, LLC
AGILE NETWORKS SITE DEVELOPMENT, LLC
AGILE AIRBAND OHIO, LLC
AGILE NETWORKS INDIANA, LLC
AGILE TT HOLDINGS, LLC
BRIDGELINK COMMUNICATIONS LLC
CBTS EXTENDED TERRITORIES LLC
OHIO TT ASHTABULA PROJECT LLC
OHIO TT ASHTABULA TOWER LLC
OHIO TT CONNECT ASHTABULA LLC
OHIO TT COSHOCTON PROJECT LLC
OHIO TT COSHOCTON TOWER LLC
OHIO TT CONNECT COSHOCTON LLC
OHIO TT PERRY COUNTY PROJECT LLC
OHIO TT PERRY COUNTY TOWER LLC
OHIO TT CONNECT PERRY COUNTY LLC

as Subsidiary Guarantors

By:	/s/ Angela J. Huber
	Name:	Angela J. Huber
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 4]

COBANK, ACB, as the Term B-3 Lender

By:	/s/ Rachel Candler
	Name:	Rachel Candler
	Title:	Managing Director

[Signature Page to Amendment No. 4]

Acknowledged by:

GOLDMAN SACHS BANK USA, as the Administrative Agent

By:	/s/ Brent Clough
	Name:	Brent Clough
	Title:	Authorized Signatory

[Signature Page to Amendment No. 4]